UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 8, 2006
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GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction          (Commission             (IRS Employer
            of incorporation)                    File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement com

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 Other Events

On September 8, 2006 the registrant announced it had completed the exchange of $204 million of senior subordinated notes. A copy of the registrant’s press release announcing this and certain other information is attached hereto as Exhibit 99.1.

Exhibit 99.1 is incorporated by reference under this Item 8.01.

ITEM 9.01 Financial Statements and Exhibits

(c)

Exhibits

99.1 – Press Release dated September 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 11, 2006

GIBRALTAR INDUSTRIES, INC.

/S/ David W. Kay

Name:  David W. Kay
Title:    Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit

No.

Description

Exhibit 99.1

Press Release dated September 8, 2006